UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 23, 2008


                             NEXTWAVE WIRELESS INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                  000-51958                    20-5361360
(State or other jurisdiction       (Commission                (I.R.S. employer
     of incorporation)             file number)              identification no.)


                             12670 HIGH BLUFF DRIVE
                          SAN DIEGO, CALIFORNIA 92130
              (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (858) 480-3100


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A is being filed by NextWave Wireless Inc. (the "Company") solely to correctly submit Exhibit 99.1. Due to a technical filing error, the Company's Current Report on Form 8-K filed on April 24, 2008 was incorrectly filed with a historical press release previously filed on the EDGAR system.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.                                Description
-----------                                -----------

Exhibit 99.1 Press Release entitled "NextWave Wireless Retains Deutsche Bank and UBS to Explore the Sale of its Wireless Spectrum Holdings in the U.S.," dated April 23, 2008.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 25, 2008



                            NEXTWAVE WIRELESS INC.

                            By: /s/ Frank A. Cassou
                                -----------------------------------------------
                                Frank A. Cassou
                                Executive Vice President-Corporate Development, Chief Legal Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit No.                                 Description
-----------                                 -----------

Exhibit 99.1 Press Release entitled "NextWave Wireless Retains Deutsche Bank and UBS to Explore the Sale of its Wireless Spectrum Holdings in the U.S.," dated April 23, 2008.